UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): May 24, 2004
         --------------------------------------------------------------

                           MICROFINANCIAL INCORPORATED
                           ---------------------------
             (Exact name of registrant as specified in its charter)


                                  MASSACHUSETTS
                                  -------------
                 (State or other jurisdiction of incorporation)


                    1-14771                     04-2962824
                ----------------------------------------------------
          (Commission file number) (IRS Employer Identification Number)


                       10-M Commerce Way, Woburn, MA 01801
                       -----------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 781-994-4800
        ----------------------------------------------------------------


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

Item 4.  Change in Registrant's Certifying Accountants.

         (a) Previous independent accountants

         (i)  Effective   May  24,  2004,   MicroFinancial   Incorporated   (the
         "Registrant") dismissed Deloitte & Touche LLP ("Deloitte") as its independent accountants.

         (ii) The reports of Deloitte on the Registrant's financial statements for the fiscal years ended December 31, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         (iii) The Audit Committee of the Board of Directors of the Registrant approved the decision to change independent accountants.

         (iv) During the fiscal years ended December 31, 2003 and 2002, and through May 24, 2004, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreement(s) in its reports on the financial statements for such years.

         (v) During the fiscal years ended December 31, 2003 and 2002, and through May 24, 2004, there were no reportable events (as defined in Item 304 (a)(1)(v) of Regulation S-K).

         (vi) The Registrant has provided a copy of the foregoing disclosure to Deloitte and has requested Deloitte furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter from Deloitte dated May 28, 2004 is filed as Exhibit 16.1 to this Form 8-K.

         (b) New independent accountants

         Effective May 24, 2004, the Registrant engaged as its new independent accountants Vitale, Caturano & Co. ("Vitale"). The Registrant has not consulted Vitale during the fiscal years ending December 31, 2003 and 2002, or through May 24, 2004, with regard to either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304
         (a)(i)(iv) of Regulation S-K) or a reportable event (as defined in Item 304 (a)(1)(v) of Regulation S-K).

         Item 7. Financial Statements and Exhibits

         (c)  Exhibits

--------------------------------------------------------------------------------
           Exhibit                  Exhibit Title

           Exhibit 16.1 Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated May 28, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MICROFINANCIAL INCORPORATED
                                   Registrant



                                   By: /s/ James Jackson
                                      -----------------------------------------
                                      James Jackson
                                      Vice President and Chief Financial Officer

Dated: May 28, 2004